UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2012

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

3480 West 12th Street Houston, Texas		77008
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2012, Francesca’s Holdings Corporation’s (the “Company”) Board of Directors (the “Board”) terminated the employment of Executive Vice President, Chief Financial Officer Gene Morphis.

The Board has appointed Cynthia Thomassee to serve as Interim Chief Financial Officer. Ms. Thomassee has served as the Company’s Vice President of Accounting since May 2010 and Controller since December 2007 and will continue in these roles.

Ms. Thomassee, age 40, also served as the Company’s Director of Finance from December 2007 to May 2010. Since prior to 2007 to December 2007, Ms. Thomassee served as the controller at LRG Furniture, LLC (“LRG”), a retail subsidiary of Bassett Furniture Industries. As controller, Ms. Thomassee was responsible for all accounting, payroll, and benefit administration functions of LRG. Ms. Thomassee is a Certified Public Accountant licensed in the State of Texas and holds a Bachelor of Science degree from University of Houston—Clear Lake.

There are no family relationships between Ms. Thomassee and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Thomassee has been a party to a nonqualified stock option award agreement with the Company since May 1, 2010, pursuant to which, in connection with grants made to Company employees generally to recognize services performed during the previous year, the Company granted Ms. Thomassee 80,000 options with an exercise price of $6.13 under the Francesca’s Holdings Corporation Stock Incentive Plan (the “2010 Plan”). Subject to her continued employment through each vesting date, options granted to Ms. Thomassee vest in equal annual installments on each anniversary of the award date over a five-year period. The exercise price for the options granted to Ms. Thomassee was reduced to equal $3.74 per share in November 2010 in conjunction with the payment of a special dividend in connection with the acquisition of Company shares by affiliates of CCMP Capital Advisors, LLC in February 2010. Ms. Thomassee’s options expire on April 30, 2020.

The foregoing description of the terms of Ms. Thomassee’s nonqualified stock option award agreement is qualified in its entirety by reference to the complete copy of the agreement and the 2010 Plan, which are filed as Exhibits 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

No new compensatory or severance arrangements were entered into in connection with these leadership changes.

Item 7.01 Regulation FD Disclosure.

On May 14, 2012, the Company issued a press release announcing the management changes set forth in Item 5.02 of this 8-K and certain other matters. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

10.1┼	Nonqualified Stock Option Agreement for Cynthia Thomassee, dated as of May 1, 2010 (incorporated by reference to Exhibit 10.10 of Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-173581) filed by Francesca’s Holdings Corporation on May 24, 2011).

10.2┼	Francesca’s Holdings Corporation 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.7 of Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-173581) filed by Francesca’s Holdings Corporation on May 24, 2011).

99.1	Press release issued by Francesca’s Holdings Corporation on May 14, 2012.

_______

┼ Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: May 14, 2012	By:	/s/ Kal Malik
Kal Malik
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1┼	Nonqualified Stock Option Agreement for Cynthia Thomassee, dated as of May 1, 2010 (incorporated by reference to Exhibit 10.10 of Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-173581) filed by Francesca’s Holdings Corporation on May 24, 2011).

10.2┼	Francesca’s Holdings Corporation 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.7 of Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-173581) filed by Francesca’s Holdings Corporation on May 24, 2011).

99.1	Press release issued by Francesca’s Holdings Corporation on May 14, 2012.

______________

┼ Indicates a management contract or compensatory plan or arrangement.